EXHIBIT 99.2



                            CARRAMERICA REALTY, L.P.

                         PRO FORMA FINANCIAL INFORMATION

                               September 30, 1997

                                   (Unaudited)


This unaudited pro forma Condensed Balance Sheet is presented as if the acquisition of San Mateo II&III had been consummated on September 30, 1997. The unaudited pro forma Condensed Statements of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 are presented as if the acquisition of San Mateo II&III had been consummated as of the beginning of the respective periods.

In management's opinion, all material adjustments necessary to reflect the transaction described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

The unaudited Pro Forma Condensed Balance Sheet and the unaudited Pro Forma Condensed Statements of Operations should be read in conjunction with the Consolidated Financial Statements of the Partnership and Notes thereto, and the Historical Summaries of Operating Revenues and Expenses of San Mateo II&III and Notes thereto. The unaudited Pro Forma Condensed Balance Sheet is not necessarily indicative of what the actual financial position of the Partnership would have been at September 30, 1997 assuming the aforementioned transaction had been consummated on such date, nor does it purport to represent the future financial position of the Partnership. The unaudited Pro Forma Condensed Statements of Operations are not necessarily indicative of what the actual results of operations of the Partnership would have been assuming the aforementioned transaction had been consummated as of the beginning of the respective periods, nor does it purport to represent the results of operations for future periods.



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                            CARRAMERICA REALTY, L.P.
                       PRO FORMA CONDENSED BALANCE SHEET
                                 (In thousands)

                                   (Unaudited)


                                                  Pro Forma
                                 Historical (A)  Adjustments (B)  Pro Forma
                                 ------------    --------------   ---------
     ASSETS
Rental property, net               $401,194         $25,140        $426,334
Development property                 50,968               0          50,968
Restricted and unrestricted cash      3,023               0           3,023
Other assets                         11,321             332          11,653
                                   --------          ------        --------
   Total assets                    $466,506         $25,472        $491,978
                                   ========         =======        ========

     LIABILITIES
Mortgages and notes payable        $131,799              $0        $131,799
Other liabilities                    14,788              76          14,864
                                   --------         -------        --------
   Total liabilities                146,587              76         146,663

   PARTNERS' CAPITAL                319,919          25,396         345,315
                                    -------          ------         -------

   Total liabilities and
     partners' capital             $466,506         $25,472        $491,978
                                   ========         =======        ========


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                            CARRAMERICA REALTY, L.P.
                   NOTES TO PRO FORMA CONDENSED BALANCE SHEET
                               September 30, 1997
                                   (Unaudited)

Adjustments (dollars in thousands):

(A) Reflects the Partnership's unaudited historical condensed balance sheet as of September 30, 1997.

(B) Reflects the net contributed value of San Mateo II&III consisting of rental property ($25,140) and certain other assets ($332), the assumption of certain liabilities ($76) and capital contributions from partners ($25,396).




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                            CARRAMERICA REALTY, L.P.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                 (In thousands)

                                               For the nine months ended September 30, 1997 (Unaudited)
                                               --------------------------------------------------------
                                                                      Pro Forma
                                                Historical (A)       Adjustments (B)       Pro Forma
                                                --------------       ---------------       ---------
Real estate operating revenue - rental            $  40,157             $ 2,290 (1)         $ 42,447

Real estate operating expenses:
      Property operating expenses                    17,411                 698 (3)           18,109
      Interest expense                                3,989                 -                  3,989
      General and administrative                      1,625                 -                  1,625
      Depreciation and amortization                   8,784                 391 (2)            9,175
                                                  ---------              ------             --------
           Total operating expenses                  31,809               1,089               32,898
                                                  ---------              ------             --------

           Real estate operating income               8,348               1,201                9,549

      Other operating income (expense), net              71                 -                     71
                                                  ---------             -------             --------
      Net income                                  $   8,419             $ 1,201             $  9,620
                                                  =========             =======             ========


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                            CARRAMERICA REALTY, L.P.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                 (In thousands)

                                                   For the year ended December 31, 1996 (Unaudited)
                                               --------------------------------------------------------
                                                                      Pro Forma
                                                Historical (A)       Adjustments (B)       Pro Forma
                                                --------------       ---------------       ---------
Real estate operating revenue - rental            $  13,376             $ 2,692 (1)         $ 16,068

Real estate operating expenses:
      Property operating expenses                     6,546                 929 (3)            7,475
      Interest expense                                1,475                 -                  1,475
      General and administrative                        680                 -                    680
      Depreciation and amortization                   3,148                 521 (2)            3,669
                                                  ---------              ------             --------
           Total operating expenses                  11,849               1,450               13,299
                                                  ---------              ------             --------

           Real estate operating income               1,527               1,242                2,769

      Other operating income (expense), net              29                 -                     29
                                                  ---------             -------             --------
      Net income                                  $   1,556             $ 1,242             $  2,798
                                                  =========             =======             ========

                            CARRAMERICA REALTY, L.P.
              NOTES TO PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
              For the Nine Months Ended September 30, 1997 and the
                          Year Ended December 31, 1996
                                   (Unaudited)

Adjustments (dollars in thousands):

(A) Reflects the Partnership's historical condensed statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996.

(B)  Pro forma adjustments for the purchase of San Mateo II&III reflect:

     (1) the historical operating activity of the property acquired;

     (2) the depreciation expense for the acquisition based on the new accounting basis for the rental property acquired based on a 30 year useful life; and

     (3) the historical operating activity of the rental property acquired reduced by the elimination of management fee expenses that are no longer incurred by the Partnership upon purchase of the properties.